UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 17, 2005 (March 15, 2005)

Petroleum Helicopters, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Louisiana

(State of Other Jurisdiction of Incorporation)

0-9827	72-0395707

(Commission File Number)	(IRS Employer Identification No.)

2001 SE Evangeline Thruway, Lafayette, LA	70508

(Address of Principal Executive Offices)	(Zip Code)

(800) 235-2452

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 2.02. Results of Operations and Financial Condition

      On March 15, 2005, the Registrant issued a press release announcing its year-end 2004 earnings. The Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release dated March 15, 2005 announcing earnings for year-ended December 31, 2004.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Petroleum Helicopters, Inc. (Registrant)
Date: March 17, 2005	By:	/s/ Michael J. McCann
		Name:	Michael J. McCann
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 15, 2005 announcing earnings for year-ended December 31, 2004.